SOUTHEAST POWER CORPORATION
                           ELECTRICAL CONTRACTORS
                             1805 Hammock Road
                        Titusville, FL 32796-7820

                                                    Phone:     407-268-0540
                                                    Fax:       407-383-9477
  September 20, 1999


  Mr. John H. Sottile
  100 Rialto Place - Suite 500
  Melbourne, FL  32901

  Dear Mr. Sottile:

  Pursuant to a Resolution of the Board of Directors of Southeast Power Corporation ("SEPCO"), adopted on January 1, 1986, SEPCO entered into an Employment Agreement with you. Subsequent Amendments have extended this Employment Agreement until December 31, 2005.

  The Board of Directors, on September 20, 1999 passed a resolution to amend your Employment Agreement as follows:

     1.  Extend the term of your Employment Agreement until December 31,
         2009.

     2. Amend Paragraph 1 (a) to said Employment Agreement to read as follows:

         1. Duties - SEPCO hereby employs EMPLOYEE to perform, and EMPLOYEE agrees to perform the following:

             (a) To act as Chairman of the business of SEPCO until December 31, 2009, and from year to year until terminated.

     3.  Amend Paragraph 10 to said Employment Agreement to read as follows:

         10. Termination of Employment:   SEPCO may terminate your
         employment at any time upon thirty (30) days written notice to you; provided, however, that in the event SEPCO terminates your employment, SEPCO shall pay you within ten (10) days of such notice of termination an amount equal to the cash salary that you would have received in the absence of such termination from the date of such termination through December 31, 2009, and shall on the date of such termination commence payment of any retirement benefits.

  Sincerely,

  SOUTHEAST POWER CORPORATION
                                                  Agreed to and accepted:

  By:   /s/                                       /s/
        Robert L. Jones, President                John H. Sottile


  THE GOLDFIELD CORPORATION, INC.


  By:   /s/
        Stephen R. Wherry, Vice President



                                 AMENDMENT
                         TO EMPLOYMENT AGREEMENT


   WHEREAS, John H. Sottile ("Employee") and Southeast Power Corporation ("SEPCO") entered into an employment agreement on January 1, 1986, (the "Employment Agreement") which was also executed by SEPCO's parent company, The Goldfield Corporation ("Goldfield"); and,

   WHEREAS, Employee, SEPCO and Goldfield have agreed to extend the term of the employment agreement until December 31, 2009.

   NOW, therefore, for and in consideration of the mutual covenants and premises herein contained, Employee, SEPCO and Goldfield agree as follows:

   1. That Paragraph 1 (a) of the Employment Agreement is amended to read as follows:

       (a) to act as Chairman for the business of SEPCO until December 31, 2009 and from year to year until terminated.

   2. That the Employment Agreement, except as herein amended, shall remain in full force and effect.

                                             /s/
                                             John H. Sottile


                                             SOUTHEAST POWER CORPORATION

                                             By: /s/
                                             Robert L. Jones, President


                                             THE GOLDFIELD CORPORATION

                                             By: /s/
                                             Stephen R. Wherry, Vice President